SCHEDULE 14A -
INFORMATION REQUIRED IN PROXY STATEMENT

Schedule 14A Information

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.____ )

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ELECTRO-SENSORS, INC.
(Name of Registrant as Specified in Its Charter)

N/A
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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ELECTRO-SENSORS, INC.     6111 Blue Circle Drive     Minnetonka, Minnesota 55343
(952) 930-0100

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
To Be Held April 22, 2015

To the Shareholders of Electro-Sensors, Inc.:

     Notice is hereby given that the Annual Meeting of Shareholders of Electro-Sensors, Inc. will be held at the Sheraton Minneapolis West Hotel, 12201 Ridgedale Drive, Minnetonka, Minnesota, on Wednesday, April 22, 2015, at 2:00 pm, Central Time, for the following purposes:

1.	To set the number of directors at five;
2.	To elect five directors to serve until the next Annual Meeting of Shareholders;
3.	To ratify the selection of Boulay PLLP as independent registered public accounting firm for the Company for the fiscal year ending December 31, 2015; and
4.	To take action upon any other business as may properly come before the meeting or any adjournment or postponement thereof.

     Accompanying this Notice of Annual Meeting is a Proxy Statement, Form of Proxy and the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2014.

     The Board of Directors has fixed the close of business on February 23, 2015 as the record date for the determination of shareholders entitled to notice of and to vote at the Annual Meeting of Shareholders. All shareholders of record are cordially invited to attend the Annual Meeting in person. However, to ensure a quorum, the Board of Directors requests that you promptly complete, sign, date and return the enclosed proxy card, which is solicited by the Board of Directors, whether or not you plan to attend the Annual Meeting. The proxy is revocable and will not be used if you attend the Annual Meeting and vote in person or otherwise provide notice of your revocation. If you have any questions regarding the completion of the enclosed proxy card or would like directions to the Annual Meeting, please call the Company at (952) 930-0100.

BY ORDER OF THE BOARD OF DIRECTORS,

David L. Klenk
President

Minnetonka, Minnesota
Dated: March 16, 2015

ELECTRO-SENSORS, INC.     6111 Blue Circle Drive     Minnetonka, Minnesota 55343     (952) 930-0100

PROXY STATEMENT
FOR
ANNUAL MEETING OF SHAREHOLDERS
To Be Held April 22, 2015

GENERAL INFORMATION

          This Proxy Statement is furnished by the Board of Directors (the “Board of Directors”) of Electro-Sensors, Inc., a Minnesota corporation (the “Company”), to the shareholders of the Company in connection with a solicitation of proxies to be voted at the Annual Meeting of Shareholders (the “Annual Meeting”) to be held at 2:00 p.m., Central Time, on Wednesday, April 22, 2015, at the Sheraton Minneapolis West Hotel, 12201 Ridgedale Drive, Minnetonka, Minnesota, and at any and all adjournments or postponements thereof. This Proxy Statement and the accompanying materials are first being mailed to shareholders on or about March 18, 2015.

          If your shares are registered in the name of a bank or brokerage firm, you may be eligible to vote your shares electronically via the Internet or telephone. A large number of banks and brokerage firms are participating in the Broadridge Investor Communication Services online program. This program provides eligible shareholders who receive a paper copy of the Annual Report and Proxy Statement the opportunity to vote via the Internet or telephone. If your bank or brokerage firm is participating in Broadridge’s program, your voting form will provide instructions. If your voting form does not refer to Internet or telephone information, please complete and return the paper proxy card in the postage paid envelope provided.

          Any proxy delivered pursuant to this solicitation is revocable at the option of the person giving the proxy at any time before it is exercised. A proxy may be revoked, prior to its exercise, by executing and delivering a later-dated proxy via the Internet, via telephone or by mail, by delivering written notice of the revocation of the proxy to the Company’s President prior to the Annual Meeting, or by attending and voting at the Annual Meeting. Attendance at the Annual Meeting, in and of itself, will not constitute a revocation of a proxy. The shares represented by a proxy will be voted in accordance with the shareholder’s directions if the proxy is duly submitted and not validly revoked prior to the Annual Meeting. If no directions are specified on a duly submitted proxy, the shares will be voted, in accordance with the recommendations of the Board of Directors, FOR approval of the number of directors to be set at five, FOR the election of the directors nominated by the Board of Directors, FOR the ratification of the Company’s selection of independent registered public accounting firm for the fiscal year ending December 31, 2015, and in accordance with the discretion of the persons appointed as proxies on any other matters properly brought before the Annual Meeting and any all adjournments or postponements thereof.

          The expense of preparing, printing, and mailing this Proxy Statement and the proxies solicited hereby will be borne by the Company. The Company will request brokerage firms, banks, nominees, custodians, and fiduciaries to forward proxy materials to the beneficial owners of shares of Common Stock of the Company (“Common Stock“) as of the record date, and will provide reimbursement for the cost of forwarding the proxy materials in accordance with customary practice. In addition to the use of the Internet and mail, proxies may be solicited by officers, directors, and regular employees of the Company, without additional remuneration, in person or by telephone or facsimile transmission.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Proxy Statement, Form of Proxy, and Annual Report on Form 10-K are available at
http://www.idelivercommunications.com/proxy/else

OUTSTANDING SHARES & VOTING RIGHTS

          The Company fixed the close of business on February 23, 2015 as the record date for determining shareholders entitled to notice of and to vote at the Annual Meeting. At February 23, 2015, the Company had outstanding 3,395,521 shares of Common Stock, the only outstanding class of capital stock of the Company. Each share of Common Stock outstanding on the record date entitles the holder thereof to one vote on each matter to be voted upon by shareholders at the Annual Meeting. Holders of Common Stock are not entitled to cumulative voting rights.

          For the election of directors, each shareholder will be entitled to vote for five nominees and the five nominees with the greatest number of votes will be elected. With respect to the proposal to set the number of directors at five, ratification of our independent registered public accounting firm for the fiscal year ending December 31, 2015, any other matter that properly comes before the meeting, the affirmative vote of the holders of a majority of the shares of Common Stock represented in person or by proxy and entitled to vote on the proposal will be required for approval. A properly executed proxy marked “ABSTAIN” with respect to any proposal will not be voted, although it will be counted for purposes of determining whether there is a quorum. Accordingly, an abstention will have the effect of a negative vote with respect to all proposals.

          A majority of the shares of Common Stock entitled to vote at the Annual Meeting, present in person or by proxy, constitutes a quorum, which is required for the transaction of business at the Annual Meeting. Proxies relating to “street name” shares that are voted by brokers on some matters, but not on other matters as to which authority to vote is withheld from the broker (“broker non-votes”) absent voting instructions from the beneficial owner, will be treated as shares present for purposes of determining the presence or absence of a quorum but will not be deemed to be represented at the meeting for purposes of determining the approval of any matter submitted to the shareholders for which voting authority is withheld. The Inspector of Election appointed by the Board of Directors will determine the shares represented at the meeting and the validity of proxies and ballots, and will count all votes and ballots.

CORPORATE GOVERNANCE

          The business affairs of the Company are conducted under the direction of the Board of Directors in accordance with the Minnesota Business Corporation Act and our Articles of Incorporation and Bylaws. The Board of Directors currently has five members: David L. Klenk, Jeffrey D. Peterson, Joseph A. Marino, Scott A. Gabbard, and Michael C. Zipoy. Members of the Board of Directors are informed of our business through discussions with management, by reviewing materials provided to them and by participating in meetings of the Board of Directors and its committees, among other activities. The corporate governance practices that we follow are summarized below.

Board Leadership Structure and Risk Management

          The Board of Directors believes that independent director Joseph A. Marino is best suited to serve as Chairman of the Board due to his extensive familiarity with the Company’s business and industry as well as his proven track record of leading dynamic and growing organizations. Additionally, the Board believes Mr. Marino is most capable of effectively identifying strategic priorities and leading the discussion and execution of strategy. The Board believes having an independent director as chairman provides for good governance and effectively balances the roles of internal and external directors. Mr. Marino and the Company’s other independent directors bring experience, oversight and expertise from outside the company and industry, while Mr. David L. Klenk, as Chief Executive Officer and Chief Financial Officer, brings company-specific experience and expertise. The Board believes that Mr. Klenk’s participation on the board in his role of Chief Executive Officer promotes strategy development and execution, and facilitates information flow between management and the Board, which are essential to effective governance.

          One of the key Board responsibilities is to hold management accountable for the execution of strategy once it is developed. The Board believes that its independent directors work together effectively to serve this oversight function, with no individual director serving as a “lead” independent director.

          The Board of Directors believes that oversight of the Company’s risk management efforts is another key responsibility that is shared by the entire Board. The Board regularly reviews risk management information regarding the Company’s liquidity and operations. Board members receive regular financial statements, which are discussed at quarterly meetings of the Board. In addition, Mr. Klenk frequently has informal discussions with board members regarding key business issues and risk management.

Independence

          The Board of Directors has determined that Messrs. Marino, Gabbard, and Zipoy are independent directors as defined by the listing standards of the Nasdaq Stock Market, since none of them are believed to have any relationships that, in the opinion of the Board of Directors, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. If Messrs. Marino, Gabbard, and Zipoy are all elected at the Annual Meeting, they will constitute a majority of the Board of Directors. Mr. Klenk is precluded from being considered independent by Nasdaq rules since he currently serves as an executive officer of the Company.

          For several years, Jeffrey Peterson was precluded from being considered independent by Nasdaq Stock Market rules because his father served as an executive officer of the Company until his death in January 2011. As a result of a purchase of the Company’s stock in November 2013, Nancy Peterson, the mother of Jeffrey Peterson, is the beneficial owner of, and has voting and dispositive control over, 51.7% of the Company’s common stock. As the majority shareholder of the Company, Nancy Peterson has the ability to elect all directors of the Company. Nancy Peterson and the Company do not have a formal agreement with respect to the designation or election of Jeffrey Peterson, or any other person, as a director of the Company. The Board intends to review all the facts and circumstances related to ownership of the Company’s common stock, and then determine if Jeffrey Peterson can qualify as an independent director under Nasdaq Stock Market rules.

          The Board of Directors has determined that each member of the Company’s Audit Committee, Compensation Committee and Nominating Committee are independent in accordance with the listing standards of the Nasdaq Stock Market.

Code of Ethics and Business Conduct

          The Company has adopted the Electro-Sensors Code of Ethics and Business Conduct (the “Code of Conduct”), a code of conduct that applies to all of our directors, officers and employees. A copy of the Code of Conduct was provided with the Proxy Statement for the 2004 Annual Meeting of Shareholders or may be obtained upon written request to the Chief Executive Officer. If we make any substantive amendments to the Code of Conduct or grant any waiver, including any implicit waiver from a provision of the Code of Conduct to our directors or executive officers, we will disclose the nature of the amendments or waiver on our website.

Director Attendance at Annual Meeting

          Directors’ attendance at Annual Meetings can provide our shareholders with an opportunity to communicate with directors about issues affecting the Company; thus, all directors are expected to attend the Annual Meeting of Shareholders. All incumbent directors attended the 2014 Annual Meeting of Shareholders.

Communications with the Board

          Shareholders may communicate directly with the Board of Directors. All communications should be directed to the Chairman of our Audit Committee at the address below and should prominently indicate on the outside of the envelope that it is intended for the Board of Directors or for non-management directors. If no director is specified, the communication will be forwarded to the entire Board. Shareholder communications to the Board should be sent to:

Board of Directors
Attention: Chairman, Audit Committee
Electro-Sensors, Inc.
6111 Blue Circle Drive
Minnetonka, Minnesota 55343-9108

Committees and Meetings of the Board of Directors

          The present standing committees of the Board of Directors are described below.

Board Meetings

          The Board of Directors met five times during the last fiscal year. Each incumbent member of the Board of Directors attended at least 75% of the total number of meetings held by the Board of Directors and the committees on which he served.

Director Compensation

          Directors who are not employees of the Company receive $1,250 per board meeting for their services on the Board, and received equity awards in 2013 and 2014. See “Director Compensation” below.

Audit Committee

          Messrs. Marino, Gabbard, and Zipoy currently serve as members of the Audit Committee. This committee met twice during 2014. The Audit Committee is responsible for selecting the Company’s independent registered public accounting firm, and for assisting the Board of Directors in its oversight of corporate accounting and internal controls, reporting practices of the Company and the quality and integrity of the financial reports of the Company. The Audit Committee Charter specifies the composition and responsibilities of the committee. For more information concerning the Audit Committee, see the Report of the Audit Committee on page 11 and the Audit Committee Charter posted on our corporate website under “Investor Information - Corporate Governance.” Given his significant experience as a Chief Financial Officer, the Board has named Scott Gabbard as the “audit committee financial expert” as defined by Item 407(d)(5)(ii) of Regulation S-K under the Securities Act of 1933.

Compensation Committee

          Messrs. Marino, Gabbard, and Zipoy currently serve as members of the Compensation/Stock Option Committee (the “Compensation Committee”). The Compensation Committee acts pursuant to a charter and met once during 2014. In February 2014, the Board of Directors adopted a compensation committee charter, which is posted on our corporate website under “Corporate Governance.” The Compensation Committee is responsible for making recommendations to the Board of Directors concerning compensation of the Company’s employees, officers, and directors, and is authorized to determine the compensation of the Company’s executive officers. The Compensation Committee is authorized to administer the various incentive plans of the Company and has all powers of the attendant thereto, including the power to grant employee stock options.

Nominating Committee

          Messrs. Marino, Gabbard, and Zipoy currently serve as members of the Nominating Committee. The Nominating Committee met once during fiscal year 2014. The Nominating Committee is responsible for evaluating and nominating or recommending candidates for the Company’s Board of Directors. A copy of the Nominating Committee Charter, which has been adopted by the Company’s Board of Directors, is posted on our corporate website under “Corporate Governance.”

Nominating Policy

          The Nominating Committee will consider candidates for nomination as a director recommended by shareholders, directors, third party search firms and other sources. The Nominating Committee believes that candidates for directors should have certain minimum qualifications, including being able to read and understand basic financial statements, being over 18 years of age, having familiarity with the Company’s business and industry, having high moral character and mature judgment, being able to work collegially with others, and not currently serving on more than three Boards of public companies. The Nominating Committee may modify these minimum qualifications from time to time.

          In evaluating director nominees who meet the Company’s minimum qualifications, the Nominating Committee considers the following factors and qualifications, among others:

•	the appropriate size and the diversity of the Company’s Board of Directors;
•	the needs of the Board with respect to the particular talents and experience of its directors;
•

the knowledge, skills and experience of nominees, including experience in technology, business, finance, administration or public service, in light of prevailing business conditions and the knowledge, skills and experience already possessed by other members of the Board;

•	familiarity with domestic and international business matters;
•	age and legal and regulatory requirements;
•	experience with accounting rules and practices;
•	appreciation of the relationship of the Company’s business to the changing needs of society; and
•	the desire to balance the considerable benefit of continuity with the periodic injection of the fresh perspective provided by new members.

          The Nominating Committee will consider the attributes of the candidates and the needs of the Board, and will review all candidates in the same manner. The Nominating Committee does not have a diversity policy; however, as summarized above, the Nominating Committee seeks to nominate candidates with a diverse range of knowledge, experience, skills, expertise, and other qualities that will contribute to the overall effectiveness of the Board of Directors.

          A shareholder who wishes to recommend one or more directors must provide a written recommendation to the Company at the address below by November 18, 2015. Notice of a recommendation must include the name and address of the shareholder and the class and number of shares such shareholder owns. With respect to the nominee, the shareholder should include the nominee’s name, age, business address, residence address, current principal occupation, five-year employment history with employer names and a description of the employer’s business, the number of shares beneficially owned by the nominee, whether such nominee can read and understand basic financial statements, and other Board memberships, if any.

Electro-Sensors, Inc.
Attn: Chairman, Nominating Committee
6111 Blue Circle Drive
Minnetonka, MN 55343-9108

          The recommendation must be accompanied by a written consent of the nominee to stand for election at the Annual Meeting if nominated by the Nominating Committee and to serve if elected by the shareholders. The Company may require any nominee to furnish additional information that may be needed to determine the eligibility of the nominee and whether the nominee has the attributes the Board believes are important in its composition.

ELECTION OF DIRECTORS
Proposals #1 and #2

          The Bylaws of the Company provide that the shareholders at each Annual Meeting shall determine the number of directors, which shall not be less than one. The Nominating Committee and the Board of Directors recommends that the number of directors be set at five and that five directors be elected at the Annual Meeting to serve until the next Annual Meeting or until their successors are duly elected and qualified. Under applicable Minnesota law and the Bylaws of the Company, approval of the proposal to set the number of directors at five requires the affirmative vote of the holders of a majority of the voting power of the shares represented in person or by proxy at the Annual Meeting with authority to vote on such matter.

          The Nominating Committee recommended and the Board of Directors selected the persons named below for election to the Board of Directors. All nominees are currently directors of the Company. If, prior to the Annual Meeting, it should become known that any of the following individuals will be unable to serve as a director after the Annual Meeting by reason of death, incapacity or other unexpected occurrence, the proxies will be voted for such substitute nominee as is selected by the Board of Directors. The Board of Directors has no reason to believe that any of the following nominees will be unable to serve. The Bylaws of the Company provide that directors will be elected by a plurality of the votes cast by holders of shares present in person or by proxy and entitled to vote on the election of directors at a meeting at which a quorum is present.

          The following table sets forth the principal occupations (for at least the last five years) and directorships of the nominees:

Name	Principal Occupation and Directorships	Age	Director Since

David L. Klenk	President, CEO, and CFO of the Company since 2013, President and director of Harland Medical System, Inc. (a medical technology company) from 2007 to 2013	50	2013

Joseph A. Marino	President and CEO of Cardia, Inc. (a medical equipment manufacturer) since 1998	63	1994

Scott A. Gabbard	CFO of Magenic Technologies, Inc. (a software consulting organization) since 2006	48	2013

Jeffrey D. Peterson	Private investor since 1998. Previously employed by John G. Kinnard and Company, a regional brokerage firm.	58	2011

Michael C. Zipoy	Investment executive with Feltl and Company (brokerage and investment banking firm) since 2005	67	2012

          When considering whether the nominees have the experience, qualifications, attributes and skills, taken as a whole, to enable the Board of Directors to satisfy its oversight responsibilities effectively in light of the Company’s business and structure, the Nominating Committee and the Board of Directors focused on the biographical information set forth in the table above as well as considering other relevant individual experiences that may be valuable to the Company.

          In particular with regard to Mr. Marino, the Board of Directors considered his executive leadership experience in building both private and public companies, including strategy formulation, execution, and investor relations. With regards to Mr. Zipoy, the Board of Directors considered his investment experience in small and micro cap companies and his participation in public and private equity financing. With regards to Mr. Peterson, the Board of Directors considered his significant experience in the investment industry and personal connections with many regional businesses. With regards to Mr. Gabbard, the Board of Directors considered his extensive management experience, expertise, and background with regard to strategic, accounting and financial matters for both public and private companies. With regard to Mr. Klenk, the Board of Directors considered his years of leadership experience with emerging technology companies, his high levels of customer and employee focus, and his demonstrated ability to lead companies through significant growth cycles.

SECURITY OWNERSHIP OF CERTAIN
BENEFICIAL OWNERS AND MANAGEMENT

          The following table sets forth information, as of March 16, 2015, regarding the beneficial ownership of the outstanding shares of Common Stock by persons known by the Company to beneficially own more than 5% of the outstanding shares of Common Stock, by directors and director nominees, by the executive officers named in the Summary Compensation Table, and by the Company’s current directors and executive officers as a group.

	Common Stock
Name and Address of Beneficial Owner	Number of Shares Beneficially Owned(1)	Percent of Class
Nancy Peterson. 805 Main Street Hopkins, MN 55343	1,754,464 (2)	51.7%

David L. Klenk 6111 Blue Circle Dr Minnetonka, MN 55343	50,000 (3)	1.5%

Joseph A. Marino 2900 Lone Oak Parkway, Suite 130 Eagan, MN 55121	22,500 (3)	*

Scott A. Gabbard 6111 Blue Circle Dr Minnetonka, MN 55343	20,000 (3)	*

Jeffrey D. Peterson 6111 Blue Circle Dr Minnetonka, MN 55343	22,500 (3)	*

Michael C. Zipoy 10900 Wayzata Blvd Suite 200 Minnetonka, MN 55305	27,500 (4)	*

Officers and Directors as a Group (5 persons)	137,500	4.0%

     *Indicates ownership of less than one percent (1.0%).

(1)

Except as otherwise indicated, each person named or included in the group has the sole power to vote and sole power to direct the disposition of all shares listed as beneficially owned by him or her. Beneficial ownership information is based on information furnished by the specified persons and is determined in accordance with Rule 13d-3 under the Securities Exchange Act of 1934 (the “Exchange Act”), as required for purposes of this Proxy Statement. Accordingly, it includes shares of Common Stock that are issuable upon the exercise of stock options exercisable within 60 days of March 16, 2015.

(2)	Includes 499,313 shares held in an IRA Plan.
(3)	Represents shares issuable upon the exercise of stock options exercisable within 60 days.
(4)	Includes 22,500 shares issuable upon the exercise of stock options exercisable within 60 days.

TRANSACTIONS WITH RELATED PERSONS,
PROMOTERS AND CERTAIN CONTROL PERSONS

          The Company was not a party to any transactions with related persons, promoters or control persons during the last fiscal year, nor are any such transactions currently being contemplated by the Company.

EXECUTIVE COMPENSATION

Compensation Summary

          The following table summarizes information concerning the compensation awarded or paid to, or earned by, the Company’s Named Executive Officer during 2014. Mr. Klenk was the only person who served as an executive officer in 2014. David L. Klenk became Chief Executive Officer and Chief Financial Officer on July 17, 2013.

Summary Compensation Table

Name and principal position	Year	Salary ($)	Bonus ($)	Option awards ($)	All other compensation ($)(2)	Total ($)
David L. Klenk, President, CEO, CFO	2014 2013	152,884 62,885	50,000 20,833	0 89,302(1)	18,156 7,367	221,040 180,387

(1)          Mr. Klenk was awarded 50,000 stock options upon his appointment as President. Those options were fully vested when granted. The option value shown is the grant date fair value computed in accordance with FASB ASC Topic 718.

(2)          Amounts reflect allocations to individual’s account of Company contributions to the ESOP, 401(k) Plan, and standard employee benefit plans. The Company matches 100% of the first 2% of employee 401(k) Plan contributions and 50% of the next 4% of employee contributions.

Compensation of Executive Officer

Mr. Klenk does not have a written employment agreement with the Company. As of November 11, 2014 he receives an annual salary at the rate of $175,000 per year, and is eligible to receive bonuses as determined by either the Board of Directors or the Compensation Committee. The 2014 and 2013 bonuses were paid at the discretion of the Board.

Outstanding Equity Awards as of December 31, 2014

The following table sets forth certain information concerning equity awards outstanding to the Named Executive Officer at December 31, 2014:

Outstanding Equity Awards at Fiscal Year-End
	Option Awards
Name	Number of securities underlying unexercised options (#)exercisable	Number of securities underlying unexercised options (#) unexercisable	Option Exercise Price ($)	Option Expiration Date
Mr. Klenk	50,000	None	4.21	7/23/2023

2015 Management Incentive Bonus Plan

On March 5, 2015, the Compensation Committee approved the 2015 Management Incentive Plan (the “2015 Plan”) for the Company’s President and Chief Financial Officer, David L. Klenk. The 2015 Plan has both annual financial performance goals as well as a discretionary component. The financial performance goals are primarily related to the achievement of specified revenue levels, with additional amounts available for exceeding certain levels. The discretionary component is related to the achievement of strategic initiatives as identified by the Compensation Committee and/or Board of Directors. The Company has allocated 75% of the potential bonus to financial performance and 25% to strategic initiatives. If the Company achieves the specified goals the incentive cash payment to Mr. Klenk will equal approximately 28.5% of his base salary. Furthermore, the Committee retains discretion under the 2015 Plan to make incentive plan cash payments in amounts higher or lower than would otherwise be required under the 2015 Plan.

DIRECTOR COMPENSATION

Compensation Summary

          The following table summarizes information concerning the compensation awarded or paid to, or earned by, the Company’s non-employee directors during the last fiscal year. Directors who are not employees of the Company receive $1,250 per board meeting for their services on the Board. Mr. Gabbard received 25,000 stock options during 2014.

Director Compensation Table

Director Name	Fees earned or paid in cash ($)	Option awards ($) (1)	Total ($)
Joseph A. Marino	6,250	0	6,250
Scott A. Gabbard	6,250	35,137	41,387
Jeffrey D. Peterson	6,250	0	6,250
Michael C. Zipoy	6,250	0	6,250

(1)   Mr. Gabbard received a grant of options to purchase 25,000 shares as a portion of his 2014 board compensation. The grant vested 20% upon the date of grant and will fully vest in four years. The option value shown is the grant date fair value computed in accordance with FASB ASC Topic 718.

SECTION 16(a) BENEFICIAL OWNERSHIP
REPORTING COMPLIANCE

Pursuant to Section 16(a) of the Exchange Act, the Company’s directors, its executive officers, and any persons who beneficially own more than 10% of the Company’s Common Stock are required to report their initial ownership of Common Stock and subsequent changes in that ownership to the Securities and Exchange Commission. Specific due dates for those reports have been established, and the Company is required to disclose in this Proxy Statement any failure to file by those due dates during fiscal 2014. Based upon a review of such reports furnished to the Company, or written representations that no reports were required, the Company believes that all of those filing requirements were satisfied with respect to fiscal 2014.

RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Proposal #3

          The Company’s Board of Directors retained Boulay PLLP as its principal independent registered public accounting firm for the year ended December 31, 2014 and has selected Boulay PLLP to serve as the Company’s independent registered public accounting firm for the year ending December 31, 2015. The Board of Directors desires that the selection of this independent registered public accounting firm be submitted to the shareholders for ratification, which ratification requires the affirmative vote of the holders of a majority of the shares of Common Stock represented at the Annual Meeting in person or by proxy and entitled to vote. If the selection is not ratified, the Board of Directors will reconsider its decision.

          A representative of Boulay PLLP is expected to be present at the Annual Meeting, will have an opportunity to make a statement if he or she desires to do so and will be available to respond to appropriate questions.

DISCLOSURE OF FEES PAID TO INDEPENDENT AUDITORS

          The following fees were paid to Boulay PLLP in 2014 and 2013:

		2014	2013
Audit Fees		$67,000	$67,800
Audit-Related fees		$0	$0
Tax Fees		$7,412	$6,448
All Other Fees		$1,765	$830
	Total	$76,177	$75,078

          Audit Fees were for professional services rendered for the audit of the Company’s consolidated financial statements and review of the interim consolidated financial statements included in quarterly reports and services in connection with statutory and regulatory filings or engagements.

          Audit-Related Fees consist of the review of and discussion with management regarding certain accounting treatment.

          Tax Fees were for professional services rendered for preparation of the Company’s annual tax return, quarterly estimates, and state returns. Tax examination consulting is also included.

          All Other Fees represent fees for any professional services not included in the first three categories listed above.

          Pursuant to its written charter, the Audit Committee is required to pre-approve all audit services, as well as all non-audit services performed by the Company’s independent registered public accounting firm in order to ensure that the provision of these non-audit services does not impair the auditor’s independence. Unless a particular service has received general pre-approval by the Audit Committee in accordance with the Audit Committee’s pre-approval policy, each service provided must be specifically pre-approved. Any proposed services exceeding pre-approved costs levels will require specific pre-approval by the Audit Committee.

          As part of the Company’s annual engagement agreement with its independent registered public accounting firm, the Audit Committee pre-approves the following audit services to be provided by the independent auditor: statutory and financial audits for the Company and any of its subsidiaries and affiliates, audit services associated with SEC registration statements, periodic reports and other documents filed with the SEC, production of other documents issued by the independent registered public accounting firm in connection with securities offerings (e.g., comfort letters, consents), and assistance in responding to SEC comment letters. The Audit Committee also provides pre-approval in the annual engagement of consulting services provided by the independent registered public accounting firm related to the accounting or disclosure treatment of transactions or events and the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB, or other regulatory or standard-setting bodies.

          The Audit Committee has also provided the Company’s independent registered public accounting firm with a general pre-approval of certain non-audit services, primarily tax services. The Audit Committee does not believe that performance of these tax services impairs the auditor’s independence. Specifically, the Audit Committee has given the independent registered public accounting firm pre-approval for U.S. federal, state, and local tax planning and advice, U.S. federal, state, and local tax compliance, international tax planning and advice, international tax compliance, and tax planning and advice related to merger and acquisition activities. The Company’s independent registered public accounting firm must inform the Audit Committee whenever a pre-approved service is provided. The aggregate amount of fees for these pre-approved tax services may not exceed $8,000 without additional explicit approval by the Audit Committee.

          The term of any pre-approval is 12 months from the date of pre-approval, unless the Audit Committee specifically provides for a different term. The Audit Committee retains the right to periodically revise the above list of pre-approved services.

REPORT OF THE AUDIT COMMITTEE

          The Audit Committee of the Board of Directors is comprised of three directors who are independent of the Company and management as required by the NASDAQ corporate governance listing standards and by SEC rules. The Audit Committee operates under a written charter adopted by the Board of Directors.

          The Audit Committee oversees the Company’s financial reporting process on behalf of the Board of Directors. Management is responsible for the Company’s financial statements and the financial reporting process, including implementing and maintaining effective internal control over financial reporting and for the assessment of, and reporting on, the effectiveness of internal control over financial reporting. The independent auditors are responsible for expressing an opinion on the conformity of those audited financial statements with accounting principles generally accepted in the United States.

          In fulfilling its oversight responsibilities, the Audit Committee has reviewed and discussed with management and the independent auditors the Company’s audited financial statements for the year ended December 31, 2014, and discussed with management the effectiveness of the Company’s internal control over financial reporting as of December 31, 2014 contained in the Company’s Annual Report on Form 10-K for the year ended December 31, 2014, including a discussion of the reasonableness of significant judgments and the clarity of disclosures in the financial statements. The Audit Committee also reviewed and discussed with management and the independent auditors the disclosures made in “Management’s Discussion and Analysis of Financial Condition and Results of Operations” included in the Company’s 2014 Annual Report to Shareholders and its Annual Report on Form 10-K for the year ended December 31, 2014.

          The Audit Committee has discussed with the independent auditors the matters required to be discussed by Public Company Accounting Oversight Board (“PCAOB”) Auditing Standards AU Section 380, Communication With Audit Committees. In addition, the Audit Committee has discussed with the independent auditors the auditor’s independence from the Company and its management, including the matters in the written disclosures and the letter provided by the independent auditors to the Audit Committee as required by applicable requirements of the PCAOB regarding the independent auditor’s communications with the Audit Committee concerning independence, and has considered the compatibility of non-audit services with the auditor’s independence.

          The Committee discussed with the Company’s independent auditors the overall scope and plans for their integrated audit. The Committee meets with the independent auditors, with and without management present, to discuss the results of their examinations, their evaluations of the Company’s internal controls and the overall quality of the Company’s financial reporting.

          Based on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors, and the Board has approved, that the audited financial statements for the year ended December 31, 2014 be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2014 for filing with the SEC.

Audit Committee
Scott A. Gabbard, Chair
Joseph A. Marino
Michael C. Zipoy

OTHER MATTERS

          The Board of Directors knows of no other matters to be brought before the Annual Meeting. However, if any other matters are properly brought before the Annual Meeting, it is the intention of the persons named in the accompanying proxy to vote in accordance with their judgment on such matters.

SHAREHOLDER PROPOSALS

          Shareholder proposals for the proxy statement for the 2016 Annual Meeting of Shareholders of the Company must be received no later than November 18, 2015 at the Company’s principal executive offices, 6111 Blue Circle Drive, Minnetonka, Minnesota 55343, directed to the attention of the Chairman of the Audit Committee, or the Chairman of the Nominating Committee if the proposal relates to the nomination of a director, in order to be considered by the Board of Directors for inclusion in next year’s Annual Meeting proxy material under the SEC’s proxy rules.

          Also, if a shareholder proposal intended to be presented at the next Annual Meeting but not included in the Company’s proxy statement and proxy is received by the Company after February 1, 2016, then management named in the Company’s proxy form for the next Annual Meeting will have discretionary authority to vote shares represented by such proxies on the shareholder proposal, if presented at the meeting, without including information about the proposal in the Company’s proxy material.

FORM 10-K

          A copy of the Company’s Annual Report to the Securities and Exchange Commission on Form 10-K for the fiscal year ended December 31, 2014 has been provided with this Proxy Statement. The Company will furnish to any shareholder, upon written request, any exhibit described in the list accompanying the Form 10-K upon the payment, in advance, of reasonable fees related to the Company’s furnishing such exhibits(s). Any such request should include a representation that the shareholder was the beneficial owner of shares of Electro-Sensors Common Stock on February 23, 2015, the record date for the 2015 Annual Meeting, and should be directed to Mr. David Klenk, Chief Executive Officer, at the Company’s principal address.

The foregoing Notice of Annual Meeting and Proxy Statement are sent by order of the Board of Directors.

David L. Klenk

President
March 16, 2015

ANNUAL MEETING OF SHAREHOLDERS OF

ELECTRO-SENSORS, INC.

April 22, 2015

GO GREEN

e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.amstock.com to enjoy online access.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING:
The Proxy Statement, Form of Proxy, and Annual Report on Form 10-K
are available at http://www.idelivercommunications.com/proxy/else

Please sign, date and mail
your proxy card in the
envelope provided as soon
as possible.

Please detach along perforated line and mail in the envelope provided.

20533000000000000000 4	042215

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN FOR A PARTICULAR PROPOSAL,
WILL BE VOTED FOR SUCH PROPOSAL AND FOR THE ELECTION OF EACH DIRECTOR
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE  ☒

2.			To elect five directors to serve until the next annual meeting of shareholders:
NOMINEES:
☐	FOR ALL NOMINEES	○	David L. Klenk
		○	Jeffrey D. Peterson
☐	WITHHOLD AUTHORITY FOR ALL NOMINEES	○	Scott A. Gabbard
		○	Joseph A. Marino
		○	Michael C. Zipoy
☐	FOR ALL EXCEPT (See instructions below)

INSTRUCTIONS:	To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: ●

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.

☐

		FOR	AGAINST	ABSTAIN
1.	To set the number of directors at five.	☐	☐	☐

3.	To ratify the appointment of Boulay P.L.L.P as Independent Registered Public Accounting Firm for the fiscal year ending December 31, 2015.	☐	☐	☐

4.	To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN FOR A PARTICULAR PROPOSAL, WILL BE VOTED FOR SUCH PROPOSAL AND FOR THE ELECTION OF EACH DIRECTOR.

Signature of Shareholder	Date:	Signature of Shareholder	Date:

Note:

Please sign exactly as your name or names appear on this proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

☐

ELECTRO-SENSORS, INC.
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
PROXY FOR ANNUAL MEETING
April 22, 2015

          The undersigned hereby appoints DAVID L. KLENK, with full power of substitution, as his or her Proxy to represent and vote, as designated below, all shares of the Common Stock of Electro-Sensors Inc. registered in the name of the undersigned at the Annual Meeting of Shareholders of the Company to be held at the Sheraton Minneapolis West Hotel, 12201 Ridgedale Drive, Minnetonka, Minnesota, at 2:00 p.m. local time, on April 22, 2015, and at any adjournment thereof. The undersigned hereby revokes all proxies previously granted with respect to such meeting.

(Continued and to be signed on the reverse side)

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